Exhibit 10.10

EXECUTION VERSION

THIRD SUPPLEMENTAL INDENTURE

THIS THIRD SUPPLEMENTAL INDENTURE dated as of January 10, 2017 (this “Third Supplemental Indenture”) is by and among the Intermediate Successor Company (defined below), NRF Holdco, LLC, a Delaware limited liability company (the “Successor Company”), Colony NorthStar, Inc. (“Parent”) and Wilmington Trust Company (“Trustee”), as Trustee under the Indenture referred to below.

PRELIMINARY STATEMENTS

WHEREAS, NorthStar Realty Finance Corp. (“Old NRF”), NorthStar Realty Finance Limited Partnership, a Delaware limited partnership organized on December 4, 2003 and merged with and into Old NRF on June 30, 2014, and the Trustee were parties to that certain Junior Subordinated Indenture relating to the Junior Subordinated Notes due 2036 (the “Securities”), dated as of October 6, 2006 (the “Original Indenture”), as amended by that certain First Supplemental Indenture, dated as of June 30, 2014 (the “First Supplemental Indenture”) by and among Old NRF, NRFC Sub-REIT Corp., a Maryland corporation that was renamed NorthStar Realty Finance Corp. (the “Intermediate Successor Company”) and the Trustee, and that certain Second Supplemental Indenture, dated as of March 13, 2015 (the “Second Supplemental Indenture” and together with the Original Indenture, the First Supplemental Indenture and this Third Supplemental Indenture, as supplemented and amended, the “Indenture”), by and among NorthStar Realty Finance Limited Partnership, a Delaware limited partnership organized on March 9, 2015 (the “Predecessor Company”), the Intermediate Successor Company and the Trustee;

WHEREAS, in connection with that certain Agreement and Plans of Merger dated as of June 2, 2016, among the Intermediate Successor Company, Colony Capital, Inc., NorthStar Asset Management Group Inc., New Polaris Inc. (renamed Colony NorthStar, Inc. on July 11, 2016), New Sirius Inc., the Predecessor Company, Sirius Merger Sub-T, LLC and New Sirius Merger Sub, LLC, as amended (the “Merger Agreement”), and as permitted by the terms of the Original Indenture, as amended by the First Supplemental Indenture and the Second Supplemental Indenture:

A.	Simultaneously with the execution and delivery of this Third Supplemental Indenture, the Predecessor Company is merging with and into the Intermediate Successor Company (the “First Merger”), whereupon the separate corporate existence of the Predecessor Company will cease;

B.	Following the First Merger, the Intermediate Successor Company is converting into the Successor Company, a limited liability company organized under the laws of the State of Delaware (the “Reorganization”); and

C.	In a series of related transactions, the Successor Company will become a wholly owned subsidiary of Colony Capital Operating Company, LLC, a direct subsidiary of Parent;

WHEREAS, Sections 8.1, 8.2 and 9.1 of the Indenture authorize the Intermediate Successor Company and the Trustee, and the Successor Company and the Trustee, without the consent of any Holder, to enter into a supplemental indenture to evidence their succession to the Predecessor Company as Issuer and the Intermediate Successor Company as Guarantor, as applicable, and the assumption by any such successor of the covenants of the Predecessor Company as Issuer and the Intermediate Successor Company as Guarantor, as applicable, contained in the Indenture;

WHEREAS, the Board of Directors of the Intermediate Successor Company has authorized the Intermediate Successor Company to enter into this Third Supplemental Indenture with the Trustee;

WHEREAS, the sole unit holder of the Successor Company has authorized the Successor Company to enter into this Third Supplemental Indenture with the Trustee;

WHEREAS, the Board of Directors of Parent has authorized Parent to enter into this Third Supplemental Indenture with the Trustee; and

WHEREAS, the Trustee has received an Officer’s Certificate and an Opinion of Counsel, each containing the statements required by the Indenture to be set forth therein.

NOW, THEREFORE, in consideration of the premises set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by the parties hereto, the Intermediate Successor Company, the Successor Company, Parent and the Trustee hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.01 General. Except as provided herein or unless the context otherwise requires, capitalized terms used but not defined herein shall have the meanings assigned to them in the Original Indenture.

ARTICLE II

AGREEMENT OF THE PARTIES

Section 2.01 Assumption of Obligations; Substitution: First Merger.

(a) Pursuant to, and in compliance and accordance with, Section 8.1 of the Indenture and simultaneously with the effectiveness of the First Merger, the Intermediate Successor Company hereby expressly assumes the due and punctual payment of the principal of, and any premium and interest on all the Securities and the performance of every covenant of the Indenture on the part of the Predecessor Company as Issuer under the Indenture.

(b) Pursuant to Section 8.2 of the Indenture and simultaneously with the effectiveness of the First Merger, the Intermediate Successor Company shall succeed to and be substituted for, and may exercise every right and power of, the Predecessor Company under the Indenture, with the same effect as if the Intermediate Successor Company had been named as the Issuer in the Indenture.

Section 2.02 Assumption of Obligations; Substitution: Reorganization.

(a) Pursuant to, and in compliance and accordance with, Section 8.1 of the Indenture and simultaneously with the effectiveness of the Reorganization, the Successor Company hereby expressly assumes the due and punctual payment of the principal of, and any premium and interest on all the Securities and the performance of every covenant of the Indenture on the part of the Intermediate Successor Company as Issuer and as Guarantor under the Indenture.

(b) Pursuant to Section 8.2 of the Indenture and simultaneously with the effectiveness of the Reorganization, the Successor Company shall succeed to and be substituted for, and may exercise every right and power of, the Intermediate Successor Company under the Indenture, with the same effect as if the Successor Company had been named as the Issuer and the Guarantor in the Indenture.

ARTICLE III

AGREEMENT OF PARTIES

Section 3.01 Effectiveness of Construction. This Third Supplemental Indenture shall form a part of the Indenture for all purposes and every Holder of Securities heretofore or hereafter authenticated and delivered under the Indenture shall be bound hereby. The Original Indenture, the First Supplemental Indenture, the Second Supplemental Indenture and this Third Supplemental Indenture shall henceforth be read and construed together.

Section 3.02 Indenture Remains in Full Force and Effect. Except as supplemented hereby, all provisions in the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture shall remain in full force and effect.

Section 3.03 Effect of Headings. The Article and Section Headings herein are for convenience only and shall not affect the construction hereof.

Section 3.04 Benefits of the Indenture. Nothing in this Third Supplemental Indenture, express or implied, shall give to any person other than the parties hereto and their successors hereunder or the Holders of Securities any benefit or any legal or equitable right, remedy or claim under the Original Indenture, the First Supplemental Indenture and the Second Supplemental Indenture, as supplemented hereby.

Section 3.05 Governing Law. THIS THIRD SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK.

Section 3.06 Binding Effect. This Third Supplemental Indenture shall be binding upon the parties hereto and their respective successors and assigns.

Section 3.07 The Trustee. The recitals in this Third Supplemental Indenture are made by the Successor Company only and not by the Trustee, and all of the provisions contained in the Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of this Third Supplemental Indenture as fully and with like effect as if set forth herein in full. The Trustee makes no representations or warranties as to the correctness of the recitals contained herein, which shall be taken as statements of the Successor Company, or the validity or sufficiency of this Third Supplemental Indenture. The Trustee represents that it is duly authorized to execute and deliver this Third Supplemental Indenture and perform its obligations hereunder.

Section 3.08 Supplemental Indenture May Be Executed in Counterparts. This Third Supplemental Indenture may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Third Supplemental Indenture to be duly executed as of the day and year first written above.

NRF HOLDCO, LLC, in its capacity as both Intermediate Successor Company and Successor Company

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Executive Vice President, General Counsel & Secretary

[Signature Page for the Third Supplemental Indenture to the

Junior Subordinated Indenture dated October 6, 2006]

COLONY NORTHSTAR, INC.

By:	/s/ Ronald J. Lieberman
Name: Ronald J. Lieberman
Title: Secretary

[Signature Page for the Third Supplemental Indenture to the

Junior Subordinated Indenture dated October 6, 2006]

WILMINGTON TRUST COMPANY, as Trustee

By:	/s/ W. Thomas Morris, II
Name: W. Thomas Morris, II
Title: Vice President

[Signature Page for the Third Supplemental Indenture to the

Junior Subordinated Indenture dated October 6, 2006]